UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): December 13, 2004


                   NORTH COAST PARTNERS, INC.
     (Exact name of registrant as specified in its charter)

          Delaware              000-29397             33-0619528
(State or other jurisdiction   Commission           (IRS Employer
     of incorporation)        File Number)       Identification No.)

                   909 Logan Street, Suite 7J
                     Denver, Colorado 80203
            (Address of principal executive offices)

                          516-569-9629
      (Registrant's telephone number, including area code)

       24351 Pasto Road, #B, Dana Point, California 92629
  (Former name or former address, if changed since last report)

Section 1- Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 5.01 (Changes in Control of Registrant) and Item 5.02 (Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers) is hereby incorporated by reference into this
Item 1.01.

Section 5-Corporate Governance and Management
Item 5.01 Changes in Control of Registrant.

On December 13, 2004, the transactions contemplated by the Plan of Arrangement and Share Exchange Agreement dated for reference September 29, 2004 (the "Share Exchange Agreement") between North Coast Partners, Inc. (the "Registrant") and Trans Media Inc., formerly known as Transworld Media Inc. ("Trans Media") and all of the shareholders of Trans Media (the "Trans Media Shareholders") were consummated. Pursuant to the Share Exchange Agreement, the Trans Media Shareholders exchanged all of their 5,360,000 shares of Trans Media for 5,360,000 shares of common stock, par value $0.001 per share, of the Registrant (the "Exchange Shares").

At an extraordinary meeting of the Trans Media Shareholders held on November 10, 2004, among other actions, the exchange of the shares  of  Trans  Media for an equal number  of  shares  of  the
Registrant was unanimously approved by the Trans Media Shareholders. The shareholders of Trans Media also unanimously approved the continuance of the company under the laws of the State of Wyoming from the laws of the Province of British Columbia.

On November 17, 2004, upon considering and finding that all the terms and conditions of the exchange of shares pursuant to the Share Exchange Agreement were fair to the Trans Media Shareholders, the Supreme Court of British Columbia approved the Share Exchange Agreement. The Supreme Court also acknowledged that its approval of the Share Exchange Agreement with the issuance of its Court order would serve as a basis for the issuance of the Exchange Shares upon an exemption from the registration provisions pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.

Prior to the consummation of the Share Exchange Agreement, Stamford Bridge Holdings Limited owned 80.6% of the issued and outstanding share capital of the Registrant. Stamford Bridge is solely owned by Mrs. Wong Peck Ling, the Registrant's principal executive officer and director. Upon the issuance of the Exchange Shares, the interest of Stamford Bridge was reduced to 12.67%. The Exchange Shares represent 84.28% of the issued share capital of the Registrant on a fully-diluted basis.

There are no arrangements or understandings among members of both
the   former  and  new  control  group  (i.e.,  the  Trans  Media
Shareholders) and their associates with respect to the election of directors of the Company or other matters.

For all the terms and conditions of the Share Exchange Agreement and the Order of the Supreme Court of British Columbia, reference is hereby made to such agreement and instrument annexed hereto as Exhibits 10.1 and 10.2. All statements made herein concerning the foregoing agreement and order are qualified by references to said exhibits.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of December 13, 2004, the Board of Directors appointed Mel Venkateswaran to serve as Chief Executive Officer of the Registrant. Ms. Wong Peck Ling, the Registrant's principal executive officer and director, remained as the Chief Financial Officer of the Registrant.

In addition, Mr. Venkateswaran will be appointed to the Registrant's Board of Directors effective ten (10) days after the delivery to the shareholders of the Registrant of an Information Statement pursuant to Rule 14f-1, expected to be delivered on or about December 17, 2004 (such date shall be referred to herein as the "Effective Date").

Business Experience

The following is a brief account of the education and business experience of each director and executive officer newly appointed or elected, or designated to be appointed or elected, to the Registrant, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Mel Venkateswaran, age 55, became the Chief Executive Officer of the Registrant as of the close of business on December 13, 2004, and will become a director of the Registrant effective ten days after the Effective Date. Mr. Venkateswaran completed his Masters in Management Sciences from Ottawa University and graduated with an MBA from York University, Canada in 1975. Since the early 60's to the present, he has developed his singing career, performing in Bombay, Delhi, Calcutta and northern India, US, Germany, and appearing on TV in Canada. Over the years, he has been featured in programs sponsored by various cultural organizations including appearances in Toronto, London, Vancouver, Kitchener, Ottawa, Calgary, Edmonton, Montreal and Winnipeg in Canada. Mr. Venkateswaran has performed in London, UK for the Gujarathi Association of London, participated in fund raising cultural competitions in Trinidad, and has led musical troupes for performances in Zaire, East Africa including Kampala, Nairobi in Kenya, Tanzania and Mwanza. He is featured at the Asian Television Network on TV in Canada twice a year. His reputation as an accomplished singer in various ethnic languages, the release of his first LP with multicultural orchestra sponsored by the Eastern Fine Arts Academy of Toronto and the
demand for his performances by the ethnic community in the US, Canada and abroad, have spearheaded Mr. Venkateswaran's move into forming a multi-cultural media entertainment organization, from which he can launch his next series of musical CDs in which he performs and sings, and from which the organization can open up to other artistes with a multi-cultural background to help orchestrate the launch of their new multi-cultural music. Presently, Mr. Venkateswaran is also a registered industrial accountant and has had his own Canadian accounting practice since 1987.

Mr. Venkateswaran will hold office until the next annual meeting of stockholders and until his successor(s) have been elected and qualified, or until death, resignation or removal. Directors of the Registrant do not receive any compensation for their services as members of the Board of Directors, but are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors' meetings. Officers are appointed by the Board of Directors and serve at the discretion of the Board.
Currently there are no employment agreements or arrangements with any of the above persons.

There is no transaction during the last two years, or any proposed transactions, to which the Registrant was or is a party with any of the foregoing individuals or any member of their respective immediate family.
Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)  Not applicable
(b)  Pro forma financial information
(c)  Exhibits
     Exhibit 10.1 Plan of Arrangement and Share Exchange Agreement dated for reference September 29, 2004, between North Coast Partners, Inc., Transworld Media Inc. and the Shareholders of Transworld Media Inc.
     Exhibit 10.2 Order No. L042799 issued by the Supreme Court of British Columbia in the Matter of the Arrangement among Transworld Media Inc. and its members and North Coast Partners, Inc.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH COAST PARTNERS, INC.
                                        (Registrant)

                                        By: /s/ Wong Peck Ling
                                        Wong Peck Ling, Chief
                                        Financial Officer


Date:  December 15, 2004